R O C H D A L E

     INVESTMENT TRUST




ROCHDALE MAGNA PORTFOLIO
ROCHDALE ALPHA PORTFOLIO
ROCHDALE ATLAS PORTFOLIO




PROSPECTUS
JULY 9, 1999

                            ROCHDALE INVESTMENT TRUST

                            ROCHDALE MAGNA PORTFOLIO
                            ROCHDALE ALPHA PORTFOLIO
                            ROCHDALE ATLAS PORTFOLIO,
                       SERIES OF ROCHDALE INVESTMENT TRUST


Rochdale Magna Portfolio is a large-cap domestic equity fund.

Rochdale Alpha Portfolio is a small- to medium-cap domestic equity fund.

Rochdale Atlas Portfolio is a foreign equity fund.

Each Portfolio seeks to provide investors with long-term capital appreciation.

                                TABLE OF CONTENTS

An Overview of the Portfolios................................................  2
Fees and Expenses............................................................  5
Investment Objectives and Principal Investment Strategies....................  6
Principal Risks of Investing in the Portfolios............................... 10
Investment Advisor........................................................... 11
Shareholder Information...................................................... 11
Pricing of Portfolio Shares.................................................. 15
Dividends and Distributions.................................................. 15
Tax Consequences............................................................. 15
Distribution Arrangements.................................................... 15
Financial Highlights......................................................... 16

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE OF THESE SHARES OR DETERMINE WHETHER THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IT IS A CRIMINAL OFFENSE FOR ANYONE TO INFORM YOU OTHERWISE.

                   THE DATE OF THIS PROSPECTUS IS JULY 9, 1999

                          AN OVERVIEW OF THE PORTFOLIOS

                            ROCHDALE MAGNA PORTFOLIO

INVESTMENT GOAL

The Portfolio seeks long-term capital appreciation.

INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of larger U.S. companies. The Portfolio selects from the S&P 500 universe approximately 50 attractively valued companies that Rochdale considers industry leaders across both cyclical and steady growth industry groups. As an enhanced approach to broad market investing, the Portfolio expects over the long term to generate incremental returns greater than the S&P 500, although there can be no assurance that the Portfolio will do so.

PRINCIPAL RISKS

As with all funds, there is the risk that you could lose money on your investment in the Portfolio. For example, the following risks could affect the value of your investment:

*    The stock market goes down.
*    Interest rates rise, which can result in a decline in the equity market.
*    The market undervalues the stocks held by the Portfolio.
*    The stocks held by the Portfolio fail to grow their earnings.

WHO MAY WANT TO INVEST

The Portfolio may be appropriate for investors who:

*    Are pursuing a long-term investment goal.
*    Want to create a large company foundation for their equity portfolio.
*    Are seeking broad-based industry, sector, and market cycle exposure.
* Are willing to accept swings in the value of their portfolio, commensurate with that of the broad market, with the offsetting goal of earning higher long-term total return.

The Portfolio may not be appropriate for investors who:

*    Are pursuing a short-term goal.
* Wish to have their equity allocation invested more aggressively, in smaller companies only.
*    Need regular income.

                            ROCHDALE ALPHA PORTFOLIO

INVESTMENT GOAL

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of small and medium-size U.S. companies. Companies are selected through intensive research and due diligence, with a focus on a company's fundamental characteristics. Companies selected are expected to grow earnings at a rate above that of larger, more established companies, and therefore the Portfolio expects over the long term to generate returns greater than that of the broad market, although there can be no assurance that the Portfolio will do so. Commensurate with these higher expected returns comes greater volatility.

PRINCIPAL RISKS

As with all funds, there is the risk that you could lose money on your investment in the Portfolio. For example, the following risks could affect the value of your investment:

*    The stock market goes down.
*    Interest rates rise, which can result in a decline in the equity market.
*    The market undervalues the stocks held by the Portfolio.
*    The stocks held by the Portfolio fail to grow their earnings.
* The stocks held by the Portfolio exhibit characteristics typical of small companies. Smaller companies are typically more volatile and less liquid than larger companies.

WHO MAY WANT TO INVEST

The Portfolio may be appropriate for investors who:

*    Are pursuing a long-term investment goal.
* Want to diversify their equity portfolio and enhance return potential by investing in small and medium-size companies.
* Are willing to accept swings in the value of their portfolio with the offsetting goal of earning higher long-term total return.

The Portfolio may not be appropriate for investors who:

*    Are pursuing a short-term goal.
*    Need regular income.
*    Wish to have their equity allocation invested in large companies only.

                            ROCHDALE ATLAS PORTFOLIO

INVESTMENT GOAL

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of foreign companies, including those in emerging markets. In selecting securities, Rochdale focuses on those countries that appear attractively valued relative to other countries. Rochdale then selects securities to represent each selected country's broad market. The Portfolio invests a minimum of 40% of its assets in securities of foreign developed markets. The Portfolio may also invest in options, futures, and other types of derivatives, as well as country funds, as a way to efficiently adjust its exposure to various securities, markets, and currencies.

PRINCIPAL RISKS

As with all funds, there is the risk that you could lose money on your investment in the Portfolio. For example, the following risks could affect the value of your investment:

*    The stock market goes down.
*    Interest rates rise, which can result in a decline in the equity market.
*    The market undervalues the stocks held by the Portfolio.
* Adverse developments occur in foreign markets. These investments involve greater risk, including currency fluctuation risk, which may affect the value of securities held by the Portfolio.
* Derivatives held by the Portfolio vary from Rochdale's expectation of movements in securities, foreign exchange, and interest rate markets.

WHO MAY WANT TO INVEST

The Portfolio may be appropriate for investors who:

*    Are pursuing a long-term investment goal.
* Want to diversify their equity portfolio and enhance return potential by investing in foreign markets.
*    Are seeking access to world economic growth.
* Are willing to accept swings in the value of their portfolio with the offsetting goal of earning higher long-term total return.

The Portfolio may not be appropriate for investors who:

*    Are pursuing a short-term goal.
*    Need regular income.
*    Wish to have their equity allocation invested in domestic stocks only.
*    Do not want to invest in emerging markets.

                                   PERFORMANCE

Because the Portfolios have been operating for less than a full calendar year, no performance data is shown.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                     Rochdale Magna  Rochdale Alpha  Rochdale Atlas
                                                        Portfolio       Portfolio      Portfolio
                                                     --------------  --------------  --------------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)....      None             None            None
Maximum deferred sales charge (load)
  (as a percentage of the lower of original
  purchase price or redemption proceeds) ..........      None             None            None
Redemption Fee (as a percentage of amount
  redeemed)* ......................................      2.00%            2.00%           2.00%

ANNUAL FUND OPERATING EXPENSES**
(expenses that are deducted from Portfolio assets)

Management Fees ...................................      1.00%            1.00%           1.00%
Distribution and Service (12b-1) Fees .............      0.25%            0.25%           0.25%
Other Expenses ....................................      1.25%            1.50%           1.75%
                                                         ----             ----            ----
Total Annual Fund Operating Expenses ..............      2.50%            2.75%           3.00%
                                                         ----             ----            ----

Fee Reduction and/or Expense Reimbursement ........      (0.75)%          (0.90)%         (1.05)%
                                                         ----             ----            ----

Net Expenses ......................................      1.75%            1.85%           1.95%
                                                         ====             ====            ====

----------
* The redemption fee applies only to those shares that you have held for eighteen months or less. The fee is payable to the Portfolios and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

** Other expenses have been estimated for the first full fiscal year of the Portfolios. Rochdale has contractually agreed to reduce its fees and/or pay expenses for each Portfolio's total annual operating expenses (excluding interest and taxes) to the net expense amounts shown. This contract has a one-year term, renewable annually.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example uses net annual operating expenses for the first year and total operating expenses for three years. Assuming the Advisor continues to reimburse the Portfolios, your actual expenses could be lower. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

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                                  Rochdale Magna  Rochdale Alpha  Rochdale Atlas
                                     Portfolio       Portfolio       Portfolio
                                  --------------  --------------  --------------

If you redeem your shares:
One Year ........................       $378            $388            $398
Three Years .....................       $779            $582            $927

If you do not redeem your shares:
One Year ........................       $178            $188            $198
Three Years .....................       $779            $582            $927


            INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

                            ROCHDALE MAGNA PORTFOLIO

INVESTMENT OBJECTIVE

The Rochdale Magna Portfolio seeks long-term capital appreciation.

INVESTMENT PHILOSOPHY

Through investment in select large, leading U.S. companies across a wide variety
of  industries,   the  Portfolio  attempts  to  realize   attractive   long-term
performance relative to the S&P 500 universe as a whole.

The Portfolio takes an enhanced approach to broad market investing. Rochdale believes that exposure to the most attractive companies within both the cyclical and steady growth industries provides the best opportunity for long-term capital appreciation in the large company asset class. In the shorter term, the market's preference for either industry group fluctuates. Longer-term investors require effective exposure to a wide variety of economic sectors in both cyclical and steady growth industry groups.

INVESTMENT STRATEGY

Companies are considered cyclical or steady growth based on specific industry characteristics. Cyclical growth companies experience greater fluctuations related to the economy, while steady growth companies are less influenced by economic cycles.

Rochdale employs two distinct proprietary fundamental methodologies to select companies from the cyclical and steady growth industry groups. The fundamental measures predictive of superior performing companies differ between these industry groups. Steady growth companies are evaluated on earnings growth, price momentum, and analyst sentiment. Cyclical growth companies are evaluated based on their ability to generate cash flow growth and their price momentum, which helps identify those companies most likely to achieve earlier market recognition for their growth.

Rochdale's sensitivity to the different predictors between the cyclical and steady growth industries leads the Portfolio to invest in only the most attractive companies from these industry groups. The leading companies that are selected from these two universes are screened further for their appropriateness in light of expected economic and market conditions. The companies selected are then subject to the process of portfolio optimization, a sophisticated technique used to achieve broad economic sector diversification and managed variability in line with the characteristics of the S&P 500.

The Portfolio invests primarily in equity securities of U.S. companies that have a market capitalization in excess of $1 billion. The companies selected for investment generally will have characteristics similar to companies included in the S&P 500 Index universe. Investments in common stock are emphasized, but the Portfolio may also buy other types of equity securities, including preferred stocks, convertible securities, or warrants.

Although not principal investment strategies, the Portfolio may also invest in smaller companies and in foreign securities, including those of emerging markets, as well as sell securities short, use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by Rochdale to meet the Portfolio's investment goal. Although the Portfolio is diversified, at times, as a result of the Portfolio's strategy or due to price volatility, the Portfolio may have more than 5% of its assets invested in a single issuer.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment objective.

Rochdale continuously monitors the fundamentals and business performance of each company and will replace a company whose fundamentals change materially with a more attractive company. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. Less frequent trading also leads to lower transaction costs, which could contribute to performance.

                            ROCHDALE ALPHA PORTFOLIO

INVESTMENT OBJECTIVE

The Rochdale Alpha Portfolio seeks long-term capital appreciation.

INVESTMENT PHILOSOPHY

Through investment in select small and medium-size companies, the Portfolio attempts to capture the higher returns associated with faster-growing, smaller companies in prospering economic sectors.

Long-term investment success in small and medium-size companies requires intensive research and due diligence, as well as investor patience to realize a company's growth potential. Rochdale's approach to small and medium-size company research involves comprehensive analysis of each company, including earnings growth, management interviews, and valuation.

INVESTMENT STRATEGY

Rochdale uses information from a variety of sources - including financial statements, industry studies, and discussions with company management and their competitors, suppliers, and customers - to assess the prospects for growth in revenue and earnings, as well as potential stock price appreciation.

Each company selected for investment is subject to Rochdale's proprietary research process. Rochdale evaluates key company and industry attributes within eight categories, including business dynamics, operational practices, earnings growth, operating environment, revenue growth, balance sheet, management quality, and valuation. For those companies that meet Rochdale's fundamental criteria, Rochdale develops proprietary financial models to determine the valuation level at which it considers the stock attractively priced. The qualities that Rochdale looks for include:

*    fundamentally strong business
*    sustainable competitive advantage
*    above-average industry growth
*    experienced management
*    growing earnings
*    attractive valuation

The Portfolio invests primarily in equity securities of U.S. companies that have a market capitalization less than $10 billion. The companies selected for investment generally will have characteristics similar to companies included in the S&P MidCap 400 and S&P SmallCap 600 Indices universe. Although not principal investment strategies, the Portfolio may also invest in larger companies and in foreign securities, including those of emerging markets, as well as sell securities short, use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by Rochdale to meet the Portfolio's investment goal. Although the Portfolio is diversified, at times, as a result of the Portfolio's strategy or due to price volatility, the Portfolio may have more than 5% of its assets invested in a single issuer.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment objective.

Once purchased, companies are monitored for changes in their fundamentals and in industry conditions. The Portfolio will continue to own a company as long as its revenue and earnings growth continue in line with expectations, valuation is attractive, and industry trends remain favorable. It is anticipated that the Portfolio's turnover will not exceed 150%, consistent with similar smaller stock investment strategies. A higher portfolio turnover rate (100% or more) can result in higher transaction costs and higher tax liability.

                            ROCHDALE ATLAS PORTFOLIO

INVESTMENT OBJECTIVE

The Rochdale Atlas Portfolio seeks long-term capital appreciation.

INVESTMENT PHILOSOPHY

Through  investment  in  blue-chip  foreign  companies of select  developed  and
emerging  foreign  markets,   the  Portfolio   attempts  to  achieve   long-term
performance in excess of broad world markets.

The Portfolio has a unique approach to investing internationally. Rochdale's research focuses on country selection, which empirical studies demonstrate is the key to earning competitive international returns. The Portfolio invests in leading companies selected from only those foreign developed and emerging markets Rochdale identifies as most attractive, based on measures of valuation and economic growth. Such selectivity creates a greater potential for higher returns as compared to investing across many markets.

INVESTMENT STRATEGY

Rochdale uses its proprietary country analysis methodology, analyzing each country's aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The foreign markets most worthy of investment have:

*    higher forecasted GDP
*    lower valuation relative to growth
*    higher equity risk premiums
*    higher current account relative to GDP
*    positive analyst sentiment

After identifying those countries worthy of investment, Rochdale uses a global equity optimization process to invest in each country's leading companies across the industries driving economic growth. This sophisticated process enables Rochdale to develop a portfolio that captures substantially all of the combined top-ranked countries' stock market movements with only a few companies per selected country. The Portfolio invests in the blue-chip companies in each country. Each company must meet Rochdale's standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 40% is invested in developed markets.

The Portfolio invests primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, Depositary Receipts, warrants, convertible bonds, debentures, and convertible preferred stocks. In general, countries and companies eligible for investment are those included in the Dow Jones World Index, excluding the U.S.

Depending on the circumstances and opportunities that might arise, and given the volatile nature of foreign markets, the Portfolio may use country funds, futures, derivative instruments, or other securities as deemed appropriate by Rochdale in seeking to maximize the efficiency of its country selection process or hedge equity or currency exposure. An investment in an underlying mutual fund will involve payment by the Portfolio of its pro rata share of advisory and administrative fees charged by such country fund. Although not a principal investment strategy, the Portfolio may also sell securities short. Although the Portfolio is diversified, at times, as a result of the Portfolio's strategy or due to price volatility, the Portfolio may have more than 5% of its assets invested in a single issuer.

The Portfolio intends to be fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment objective.

The Portfolio sells a holding if another company provides more suitable country representation or if a country is no longer an attractive investment. Due to the longer-term nature of the country and stock selection criteria, the Portfolio expects to have a turnover rate of less than 100%. A lower portfolio turnover rate should result in the realization and distribution to shareholders of lower capital gains and lower resultant tax liability. Less frequent trading also leads to lower transaction costs, which could contribute to performance.

                 PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

The principal risks of investing in the Portfolios that may adversely affect a Portfolio's net asset value or total return are discussed above in "An Overview of the Portfolios." These risks are discussed in more detail below.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

SMALL AND MEDIUM-SIZE COMPANIES RISK. Although each of the Portfolios may invest in the securities of small and medium-size companies, the Rochdale Alpha
Portfolio will concentrate its investments in these types of securities. Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because small companies can be subject to more abrupt or erratic share price changes than can larger companies. Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals. Small companies may have limited market liquidity, and their prices may be more volatile. These risks are greater when investing in the securities of newer small companies. As a result, small company stocks, and therefore a Portfolio, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

FOREIGN SECURITIES RISK. Although each of the Portfolios may invest in foreign securities, the Rochdale Atlas Portfolio will concentrate its investments in the securities of foreign companies. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates,
(2) economic and political instability, (3) less publicly available information,
(4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis. These risks are more pronounced when investing in foreign securities in emerging markets.

DERIVATIVES RISK. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track.

Specific risks associated with the use of derivatives include:

CREDIT AND COUNTERPARTY RISK. If the issuer of, or the counterparty to, the derivative does not make timely principal, interest or other payment when due, or otherwise fulfill its obligations, a Portfolio could lose money on its investment. A Portfolio is exposed to credit risk, especially when it uses over-the-counter derivatives (such as swap contracts) or it engages to a significant extent in the lending of Portfolio securities or use of repurchase agreements.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that a Portfolio may be prevented from selling particular securities at the price at which a Portfolio values them.

MANAGEMENT RISK. The Advisor may fail to use derivatives effectively. For example, the Advisor may choose to hedge or not to hedge at inopportune times. This will adversely affect the Portfolios' performance.

YEAR 2000 RISK. The Portfolios could be adversely affected if the computer systems used by the Advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Y2K Problem." This situation may negatively affect the companies in which the Portfolios invest and, by extension, the value of the Portfolios' shares. Although the Portfolios' service providers are taking steps to address this issue, there may still be some risk of adverse effects. To the extent the Portfolios invest in foreign companies, there will be a greater degree of Y2K Problem risk, because foreign countries are not as advanced in dealing with this issue as is the U.S.

                               INVESTMENT ADVISOR

Rochdale Investment Management Inc. is the investment advisor to the Portfolios. Rochdale is located at 570 Lexington Avenue, New York, NY 10022-6837. Rochdale currently manages assets of more than $700 million for individual and institutional investors. Rochdale provides advice on buying and selling securities. Rochdale also furnishes the Portfolios with office space and certain administrative services and provides most of the personnel needed by the Portfolios. For its services, each Portfolio pays Rochdale a monthly management fee based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

PORTFOLIO MANAGERS

Mr. Carl Acebes and Mr. Garrett R. D'Alessandro are responsible for the day-to-day management of the Portfolios. Mr. Acebes has been Rochdale's Chairman and Chief Investment Officer since its founding. Mr. D'Alessandro is Rochdale's President, Chief Executive Officer, and Director of Research, and is a Chartered Financial Analyst. Mr. D'Alessandro joined Rochdale in 1986.

PORTFOLIO EXPENSES

Each Portfolio is responsible for its own operating expenses. Rochdale has contractually agreed to reduce its fees and/or pay expenses of the Portfolios to ensure that each Portfolio's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed the limits set forth in the Expense Table. Any reduction in advisory fees or payment of expenses made by Rochdale is subject to reimbursement by the Portfolio if requested by Rochdale in subsequent fiscal years. Rochdale may request this reimbursement if the aggregate amount actually paid by a Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses. Rochdale is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (After startup, each Portfolio is permitted to look for longer periods of four and five years.) The Trustees will review any such reimbursement. Each Portfolio must pay its current ordinary operating expenses before Rochdale is entitled to any reimbursement of fees and/or expenses.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

You may open a Portfolio account with $10,000. You may make add to your account at any time with investments of at least $5,000. The minimum investment requirements may be waived from time to time at the Advisor's discretion.

INVESTMENT ADVISORY CLIENTS OF ROCHDALE SHOULD CONTACT THEIR FINANCIAL ADVISOR OR ROCHDALE DIRECTLY FOR INVESTMENT INSTRUCTIONS.

There are several ways to purchase shares of the Portfolios. An Application Form, which accompanies this Prospectus, is used if you send money directly to the Portfolios by mail or by wire. To open an account by wire, to open a retirement plan account, or to purchase shares by overnight mail, or if you have questions about how to invest or about how to complete the Application Form, please call Rochdale at (212) 702-3500. You may also buy shares of the Portfolios through your financial representative. After your account is open, you may add to it at any time.

You may send money for investment by mail. If you are making an initial investment in a Portfolio, complete the Application Form and mail it with a check (made payable to Rochdale Magna Portfolio, Rochdale Alpha Portfolio, or Rochdale Atlas Portfolio) to the following address:

Rochdale Magna Portfolio    OR
Rochdale Alpha Portfolio    OR
Rochdale Atlas Portfolio
State Street Bank
P.O. Box 1978
Boston, MA 02105-1978

If you wish to send your check via an overnight delivery service, you should call Rochdale at (212) 702-3500 for instructions.

You may add to your account by mailing the stub attached to your account statement, together with your check made payable to Rochdale Magna Portfolio, Rochdale Alpha Portfolio, or Rochdale Atlas Portfolio, to the address noted above. Your account number should be written on your check.

INVESTMENT ADVISORY CLIENTS OF ROCHDALE SHOULD CONTACT THEIR FINANCIAL ADVISOR OR ROCHDALE DIRECTLY REGARDING SUBSEQUENT INVESTMENTS.

You may purchase shares of the Portfolios by tendering payment in the form of shares of stock, bonds, or other securities. You may do this provided the security being offered for the purchase of Portfolio shares is readily marketable, its acquisition is consistent with the Portfolio's investment objective, and the Advisor, at its discretion, finds it acceptable.

You may wire money to the Portfolios. If you are making an initial investment in a Portfolio, you should call (212) 702-3500 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Portfolio, there may be a delay in investing the money you wire. You should notify the Portfolios before making any wire transfer. You should then ask your bank to wire money to:

     State Street Bank
     ABA Routing Number: 01 1000028, for credit to
     Rochdale Alpha Portfolio, DDA #58407768                 OR
     Rochdale Atlas Portfolio, DDA #58407768                 OR
     Rochdale Magna Portfolio, DDA #58407768
     for further credit to [your name and account number]

You should advise your bank to include the name of the Portfolio and your account number with the wire. Your bank may charge you a fee for sending a wire to the Portfolios.

You may buy and sell shares of the Portfolios through certain brokers (and their agents) that have made arrangements with the Portfolios to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Portfolios' Transfer Agent, and you will pay or receive the next price calculated by the Portfolio. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Portfolios may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions, and ensuring that you receive copies of the Portfolios' prospectus.

AUTOMATIC INVESTMENT PLAN

For your convenience, the Portfolios offer an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Portfolio to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $1,000. If you wish to enroll in this Plan, please contact the Distributor for an application. The Portfolios may terminate or modify this privilege at any time. You may elect to terminate your participation in the Plan at any time by notifying the Transfer Agent in writing. The Transfer Agent must receive your termination letter sufficiently in advance of the next scheduled withdrawal.

RETIREMENT PLANS

The Portfolios offer Individual Retirement Account ("IRA") and Roth IRA plans. You may obtain information about opening an IRA account by contacting the Distributor. If you wish to open another type of retirement plan, please contact your securities dealer.

HOW TO EXCHANGE SHARES

INVESTMENT ADVISORY CLIENTS OF ROCHDALE SHOULD CONTRACT THEIR FINANCIAL ADVISOR OR ROCHDALE DIRECTLY FOR INSTRUCTIONS ON HOW TO EXCHANGE SHARES.

You may exchange your Portfolio shares for shares of any other Portfolio offered by this Prospectus on any day the Portfolios and the NYSE are open for business. Your exchange of shares is considered a taxable event for you. In addition, an exchange of shares held less than 18 months is subject to a 2.00% redemption fee.

You may exchange your shares by sending a written request to the Portfolios. You should give your account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear in the account registration.

If your account has telephone privileges, you may also exchange your shares by calling (212) 702-3500 between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time). If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How to Sell Shares." The Portfolios may modify, restrict, or terminate the exchange privilege at any time.

HOW TO SELL SHARES

INVESTMENT ADVISORY CLIENTS OF ROCHDALE SHOULD CONTACT THEIR FINANCIAL ADVISOR OR ROCHDALE DIRECTLY FOR INSTRUCTIONS ON HOW TO REDEEM SHARES.

You may sell (redeem) your Portfolio shares on any day the Portfolio and the NYSE are open for business either directly to the Portfolio or through your investment representative. You will pay a 2.00% redemption fee if you are redeeming shares that you purchased in the past eighteen months. This fee is paid to the Portfolio. The Portfolios impose a redemption fee in order to reduce the transaction costs and tax effects of a short-term investment in the Portfolios.

REDEMPTIONS BY MAIL

You may redeem your shares by sending a written request to the Portfolios. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to the Portfolios at the following address:

Rochdale Magna Portfolio     OR
Rochdale Alpha Portfolio     OR
Rochdale Atlas Portfolio
State Street Bank
P.O. Box 1978
Boston, MA 02105-1978

REDEMPTIONS BY TELEPHONE

If you have completed the Redemption by Telephone portion of the Account Application, you may redeem some or all of your shares by telephone. You may redeem by calling Rochdale at (212) 702-3500 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be mailed to the address that appears on the Transfer Agent's records. You may also request that your redemption proceeds be wired to a predesignated bank. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. You may not use the telephone redemption for retirement accounts.

When you establish telephone privileges, you are authorizing the Portfolios and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Such persons may request that the shares in your account be exchanged or redeemed. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before executing an instruction received by telephone, the Portfolios and the Transfer Agent may use procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Portfolios and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request.

You may request telephone redemption privileges after your account is opened by contacting the Distributor for an authorization form. You will be required to submit the completed authorization form with a signature guarantee.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after receipt of your written request in proper form. If you request a redemption in writing, your request must have a signature guarantee attached if the amount to be redeemed exceeds $5,000. Other documentation may be required for certain types of accounts. If you did not purchase your shares with a certified check or wire, the Portfolios may delay payment of your redemption proceeds up to 15 days from the date of purchase or until your check has cleared, whichever occurs first.

Each Portfolio may redeem the shares in your account if the value of your account is less than $5,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $5,000 before the Portfolio makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before the Portfolio takes any action.

The Portfolios have the right to pay redemption proceeds in whole or in part by a distribution of securities from its portfolio. It is not expected that the Portfolios would do so except in unusual circumstances.

                          PRICING OF PORTFOLIO SHARES

The price of each Portfolio's shares is based on the Portfolio's net asset value. The net asset value of the Portfolio's shares is determined by dividing the Portfolio's assets, minus its liabilities, by the number of shares outstanding. The Portfolio's assets are the market value of securities it holds, plus any cash and other assets. The Portfolio's liabilities are fees and expenses it owes. The number of Portfolio shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Portfolio shares or the amount you will receive when you sell your Portfolio shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Portfolio shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

The Portfolios will make distributions of dividends and capital gains, if any, annually, usually on or about December 31. Distributions are automatically reinvested in shares of the Portfolio making the distribution. If you wish to receive your distributions in cash, contact Rochdale at (212) 702-3500 before the payment of the distribution.

                                TAX CONSEQUENCES

Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Portfolio held the securities that generated the gains, not on how long you owned your Portfolio shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Portfolio shares.

If you sell or exchange your Portfolio shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                            DISTRIBUTION ARRANGEMENTS

The Portfolios have adopted a distribution plan under Rule 12b-1. This rule allows the Portfolios to pay distribution fees for the sale and distribution of their shares and for services provided to their shareholders. The distribution and service fee is at an annual rate of 0.25% of each Portfolio's average daily net assets, which is payable to the Advisor, as Distributor. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Advisor does not expect to charge a distribution fee during the Portfolios' first year of operations.

                              FINANCIAL HIGHLIGHTS

The tables below show the performance of the Rochdale Magna Portfolio and the Rochdale Atlas Portfolio during their past fiscal period. The Rochdale Alpha Portfolio commenced operations on June 1, 1999, and, accordingly, has no financial information to report. "Total return" shows how much your investment in a Portfolio would have increased or decreased during that period, assuming you have reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, Independent Certified Public Accountants. Their reports and the Portfolios' financial statements are included in the Annual Report, which is available upon request.

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------
                                                           ROCHDALE       ROCHDALE
                                                            MAGNA          ATLAS
                                                          PORTFOLIO      PORTFOLIO
                                                     -------------------------------------
                                                     June 29, 1998* through March 31, 1999
------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............         $25.00         $25.00
                                                            ------         ------
Income from investment operations:
  Net investment loss .............................          (0.02)            --
  Net realized and unrealized gain ................           4.30           5.52
                                                            ------         ------

Total from investment operations ..................           4.30           5.52
                                                            ------         ------

Net asset value, end of period ....................         $29.28         $30.52
                                                            ======         ======

Total return ......................................          17.12%**       20.08%***

Ratios/supplemental data:
  Net assets, end of period (millions) ............         $  8.1         $ 10.1

Portfolio turnover rate ...........................          47.81%         22.90%

Ratio of expenses to average net assets:
  Before expense reimbursement and waivers ........           6.19%++        7.79%++
  After expense reimbursement and waivers .........           1.60%++        1.61%++
Ratio of net investment loss to average net assets:
  Before expense reimbursement and waivers ........          (4.88%)++      (6.26%)++
  After expense reimbursement and waivers .........          (0.29%)++      (0.08%)++

* Inception of Portfolios.
** Commencement of investment operations, October 23, 1998.
*** Commencement of investment operations, October 2, 1998.
++ Annualized.

                                     ADVISOR
                       Rochdale Investment Management Inc.
                              570 Lexington Avenue
                          New York, New York 10022-6837
                                 (212) 702-3500
                                       --
                                   DISTRIBUTOR
                       Rochdale Investment Management Inc.
                              570 Lexington Avenue
                          New York, New York 10022-6837
                                 (212) 702-3500
                                       --
                          CUSTODIAN AND TRANSFER AGENT
                            State Street Bank & Trust
                               1776 Heritage Drive
                        North Quincy, Massachusetts 02171
                                       --
                                    AUDITORS
                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                        Philadelphia, Pennsylvania 19103
                                       --
                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

ROCHDALE INVESTMENT TRUST
570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including Statement of Additional Information (SAI), Annual Report or Semi-Annual Report, free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. In the Portfolios' Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year. The SAI provides detailed information about the Portfolios and is incorporated into this Prospectus by reference.

You can review and copy information about the Portfolios, including the Portfolios' reports and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-6009 (1-800-SEC-0330). You can obtain the same information free of charge from the Commission's Internet Web site at http://www.sec.gov.

        (The Trust's SEC Investment Company Act file number is 811-8685)